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                                                                    Exhibit 10.9


                            MOLICHEM MEDICINES, INC.
                              2001 STOCK AWARD PLAN

                                    ARTICLE I

                           Purpose; Term; Definitions

         1.1 Purpose. The Molichem Medicines, Inc. 2001 Stock Award Plan (the "Plan") is intended to secure for Molichem Medicines, Inc. (the "Company") and its stockholders the benefits of the incentive inherent in stock ownership by the employees, directors, officers, consultants and advisers of the Company and its Affiliates who are largely responsible for the Company's and its Affiliates future growth and continued financial success; and to afford such persons the opportunity to obtain or increase a proprietary interest in the Company on a favorable basis and, thereby, to have an opportunity to share in its success.

         1.2 Effective Date of the Plan. This Plan was approved by the Board of Directors of the Company on August 10, 2001, and was approved by the stockholders of the Company on ____. The effective date of the Plan is August 10, 2001 (the "Effective Date").

         1.3 Term. No awards shall be made under the Plan after ten (10) years from the Effective Date; provided, however, that the Plan and all awards made under the Plan prior to such date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

         1.4 Definitions. Throughout this Plan, the following terms shall have the meanings respectively indicated:

         (a) "Affiliate" shall mean any parent corporation or subsidiary, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

         (b) "Benefits" shall mean any one or more of the following awards that may be offered by the Committee to Participants under this Plan:

                  (i)     Incentive Stock Options,
                  (ii)    Non-Statutory Stock Options, or
                  (iii)   Restricted Stock.

         (c) "Board" shall mean the Board of Directors for the Company, as elected by the stockholders of the Company.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor revenue laws of the United States.


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         (e) "Committee" shall mean the committee of Directors appointed by the
Board to administer this Plan.

         (f) "Common Stock" shall mean the Company's $0.0001 par value common stock.

         (g) "Company" shall mean Molichem Medicines, Inc., a Delaware corporation.

         (h) "Consultant" shall mean a natural person who is a consultant or advisor engaged by the Company or an Affiliate to provide advice or assistance in a field in which the consultant or advisor has specialized knowledge or experience; the term shall not include Directors unless such person comes within the above definition outside his or her capacity as a director. Further, the term shall not include a person who provides services in connection with the offer or sale of securities in a capital-raising transaction or a person who directly or indirectly promotes or maintains a market for the Company's securities.

         (i) "Director" shall mean any person elected and currently serving as a member of the Board or of the board of directors of any Affiliate.

         (j) "Effective Date" shall have the meaning assigned in Paragraph 1.2.

         (k) "Employee" shall mean an employee, as defined in Section 3401(c) of the Code, of the Company or of an Affiliate, including Officers and Directors; provided however that neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute the Director an Employee.

         (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (m) "Fair Market Value" shall mean: (i) if the Common Stock is not listed on a national securities exchange or traded in the NASDAQ National Market System or the over-the-counter market, the fair value thereof determined in good faith by the Committee without taking into account any restrictions on the shares other than restrictions which, by their terms, will never lapse; or (ii) if the Common Stock is traded in the over-the-counter market and is not listed on a national securities exchange or traded on the NASDAQ National Market System, the average of the closing bid and asked prices for the Common Stock as reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System; or (iii) if the Common Stock is listed on a national securities exchange or traded on the NASDAQ National Market System, the closing price of the Common Stock.

         (n) "Incentive Stock Option" shall mean an option to acquire Common Stock that is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

         (o) "Incentive Stock Option Agreement" shall mean a written agreement between the Company and an Employee pursuant to which an Incentive Stock Option is issued to the Employee pursuant to this Plan.


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         (p) "Initial Public Offering" shall mean the consummation of the
Company's sale of its Common Stock in a bona fide, firm commitment or best efforts underwriting pursuant to a registration statement under the Securities Act, in which the net proceeds to the Company are not less than $10,000,000.

         (q) "Non-Employee Director" shall mean a director who: (i) is not currently an officer of and is not otherwise currently employed by, the Company or an Affiliate of the Company, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate of the Company, for services rendered as a consultant or in any capacity other than as a director, except in an amount permitted by Rule 16b-3 under the Exchange Act, and (iii) who otherwise meets the definition of a "Non-Employee Director" under Rule 16b-3.

         (r) "Non-Statutory Stock Option" shall mean an option to acquire Common Stock that is not intended to be an Incentive Stock Option or does not qualify as an Incentive Stock Option.

         (s) "Non-Statutory Stock Option Agreement" shall mean a written agreement between the Company and a Participant pursuant to which a Non-Statutory Stock Option is issued to the Participant pursuant to this Plan.

         (t) "Officer" shall mean a person who is an officer of the Company or its Affiliate within the meaning of Section 16 of the Exchange Act.

         (u) "Option" shall mean a Non-Statutory Stock Option or an Incentive Stock Option, as the context may require, granted pursuant to this Plan.

         (v) "Optionee" shall mean the holder of a Non-Statutory Stock Option or an Incentive Stock Option, as the context may require.

         (w) "Participant" shall mean an Employee, Director, Officer or Consultant selected by the Committee pursuant to Article III of this Plan to receive Benefits.

         (x) "Plan" shall mean the Molichem Medicines, Inc. 2001 Stock Award Plan, as it may be amended from time to time.

         (y) "Reporting Company" shall mean a company that has a class of equity securities registered under Section 12 of the Exchange Act.

         (z) "Restricted Stock" shall mean Common Stock granted under Article VI of this Plan or pursuant to the exercise of an Option, and subject to such restrictions as the Committee may determine as evidenced in a Restricted Stock Agreement.

         (aa) "Restricted Stock Agreement" shall mean a written agreement between the Company and a Participant pursuant to which Restricted Stock is issued to the Participant under this Plan, including, without limitation, Restricted Stock issued upon exercise of an Option.


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         (bb) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

                                   ARTICLE II

                                 Administration

         2.1 Administration of Plan. The Plan shall be administered by the Committee, which shall be appointed by the Board in accordance with Paragraph
2.2. In the event the Board should fail to appoint a Committee, the Board shall administer the Plan as if it were the Committee. If the Board appoints a Committee, the Board shall retain the power to take any action permitted to be taken by the Committee hereunder, or to amend or modify any action taken by the Committee hereunder.

         2.2 Committee Composition. The Committee shall consist of not less than two (2) nor more than five (5) Directors, each of whom shall be a Non-Employee Director and, if so required by the Board, an "outside director" within the meaning Section 162(m) of the Code and the regulations promulgated thereunder. Once designated, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee, appoint additional members, remove members (with or without cause), appoint new members in substitution therefor, fill vacancies however caused, and remove all members of the Committee.

         2.3 Operation of Committee. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In addition, any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to the provisions of the Plan, to the provisions of the Company's bylaws, and to any terms and conditions prescribed by the Board, the Committee may make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall hold meetings at such time and places as it may determine. The interpretation and construction by the Committee of any provisions of the Plan or of any Benefit granted under it shall be final, unless otherwise determined by the Board.

         2.4 Committee Authority. Subject to the provisions of the Plan and any conditions and limitations prescribed by the Board consistent with the Plan, the Committee shall have the authority, in its sole discretion, to:

         (a) designate the Participants eligible to participate in the Plan;

         (b) grant awards provided in the Plan in such form and amount as the Committee may determine, including without limitation whether each grant shall be for Incentive Stock Options, Non-Statutory Stock Options or Restricted Stock;


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         (c) impose such limitations, restrictions and conditions upon such awards as the Committee shall deem appropriate;

         (d) construe and interpret the Plan and Benefits granted under it, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

         2.5 Good Faith Determinations. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award under the Plan.


                                   ARTICLE III

         Eligibility; Types of Benefits; Shares Subject to the Plan

         3.1 Criteria. The Committee shall from time to time determine and designate the Participants to receive Benefits under the Plan and the number of Incentive Stock Options, Non-Statutory Stock Options, or shares of Restricted Stock to be awarded to such persons; provided, however, that for a person to be eligible to receive Benefits under the Plan, such person must be included in the definition of "employee" for purposes of a Form S-8 Registration Statement filed under the Securities Act; and provided further that only Employees may be designated to receive Incentive Stock Options; and provided further, however, that no Benefits may be received by a Consultant under this Plan for services rendered in connection with the offer and sale of securities in a capital-raising transaction nor for services rendered that directly or indirectly promote or maintain a market for the Company's securities. In making any such awards, the Committee may take into account the nature of services rendered, commissions or other compensation earned, the capacity of the Employee, Consultant, Officer or Director to contribute to the success of the Company or any of its Affiliates, and such other factors as the Committee may consider relevant.

         3.2 Types of Benefits. Benefits available under the Plan may be awarded singularly or in any combination provided, however, that Incentive Stock Options may not be awarded in tandem with Non-Statutory Stock Options where the exercise of one affects the right to exercise the other.

         3.3 Shares Subject to the Plan. Stock that may be issued under the Plan shall be authorized and unissued Common Stock. The maximum total number of shares of Common Stock which may be issued under the Plan shall be two million seven hundred thousand (2,700,000) shares. For purposes of calculating the maximum number of shares of Common Stock that may be issued under the Plan:

         (a) The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise;

         (b) When cash is used by the Participant as full payment for shares issued upon exercise of a Non-Statutory Stock Option or an Incentive Stock Option or as payment for the purchase of Restricted Shares, all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted;



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         (c) When shares of stock, including, without limitation, Common Stock issued pursuant to the Plan, are used by the Participant as full or partial payment for shares issued upon exercise of a Non-Statutory Stock Option or an Incentive Stock Option or as payment for the purchase of Restricted Shares, all the shares issued (including shares, if any, withheld for tax withholding requirements, and the shares used in the purchase) shall be counted;

         (d) Any shares of Common Stock subject to a Non-Statutory Stock Option or an Incentive Stock Option which for any reason is terminated unexercised or expires shall again be available for issuance under the Plan; and

         (e) If any change is made to the Common Stock subject to the Plan, through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidatory dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise, the maximum number of shares subject to the Plan shall be appropriately adjusted.

         3.4 Ten Percent Stockholders. No Employee shall be eligible to receive an Incentive Stock Option if such Employee owns, or is deemed to beneficially own under Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates, unless (i) the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock as the time the Option is granted; and (ii) the Option is not exercisable after the expiration of five (5) years (or such shorter period as the Committee may determine).

         3.5 Agreement and Securities Registration.

         (a) If, in the opinion of counsel to the Company, such action is necessary or desirable, no Options or Restricted Stock shall be granted to any Participant, and no Options shall be exercisable, unless, at the time of grant or exercise, as applicable, such Participant (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Participant shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Participant did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or the Restricted Stock or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:



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         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
         UNDER THE SECURITIES ACTO OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THESE SHARES MAY NOT BE SOLD, HYPOTHECATED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE SECURITIES LAWS OR REGULATIONS OF ANY STATE WITH RESPECT TO SUCH SHARES, (II) IN ACCORDANCE WITH SECURITIES AND EXCHANGE COMMISSION RULE 144, OR (III) UPON THE ISSUANCE TO THE CORPORATION OF A FAVORABLE OPINION OF COUNSEL OR THE SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE CORPORATION THAT SUCH PROPOSED SALE, ASSIGNMENT, ENCUMBRANCE OR OTHER TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR ANY RULES OR REGULATIONS THEREUNDER. ANY ATTEMPTED TRANSFER OF THIS CERTIFICATE OR THE SHARES REPRESENTED HEREBY WHICH IS IN VIOLATION OF THE PRECEDING RESTRICTIONS WILL NOT BE RECOGNIZED BY THE CORPORATION, NOR WILL ANY TRANSFEREE BE RECOGNIZED AS THE OWNER THEREOF BY THE CORPORATION.

If the Common Stock is (A) held by a Participant who is not an "affiliate" as that term is defined in Rule 144 of the Securities Act, or who ceases to be an "affiliate", or (B) registered under the Securities Act and all applicable state securities laws and regulations as provided in Section 3.5(b), the Committee, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

         (b) In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the Securities Act or any state securities laws or regulations, any shares with respect to which Options or Restricted Stock have been granted, or will be granted, hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to a Participant. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on NASDAQ at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or NASDAQ of the shares of Common Stock to be issued.


                                   ARTICLE IV

                             Incentive Stock Options

         Incentive Stock Options granted pursuant to this Article are intended to constitute "incentive stock options" under Section 422 of the Code. No Employee may be granted Incentive Stock Options under this Plan if the aggregate Fair Market Value (determined as of the date the Option is granted and taking into account such Option) of stock of the Company and its Affiliates with respect to which incentive stock options (as defined in Section 422 of the Code) are exercisable for the first time by such Employee during any calendar year, under this and all other plans of the Company and its Affiliates, would exceed one hundred thousand dollars ($100,000).

         The Incentive Stock Option Agreements shall contain terms and provisions determined by the Committee and consistent with this Plan. The Committee from time to time may grant Incentive Stock Options to Employees under this Plan, which grants shall be evidenced by Incentive Stock Option Agreements.



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         4.1 Mandatory Provisions. The Incentive Stock Option Agreements need not be identical, but each such Incentive Stock Option Agreement shall include, by appropriate language, the substance of all the following terms and provisions:

         (a) That the Option granted thereunder is an Incentive Stock Option.

         (b) The number of shares to which it pertains.

         (c) A minimum number of the shares that may be purchased upon each partial exercise of an Option.

         (d) The option exercise price, which price shall be set by the Committee and shall be equal to at least one hundred percent (100%) of the Fair Market Value of the Common Stock at the time the Option is granted; provided, however, that for an Employee who is a ten percent (10%) stockholder, as determined in Paragraph 3.4, the option price for the Option shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the time the Option is granted.

         (e) The date the Option is granted, which shall be the date selected by the Committee as of which the Committee allots a specific number of shares of Common Stock to an Employee pursuant to the Plan.

         (f) The time after which the Option expires, provided that the Option shall not be exercisable after the expiration of ten (10) years from the date it is granted and that with respect to an employee who is a ten percent (10%) stockholder, as determined in Paragraph 3.4, the Option shall not be exercisable after the expiration of five (5) years from the date it is granted.

         (g) That the Option terminates upon termination of employment of the Employee with either the Company or an Affiliate, except as such period may be extended under the optional provisions in Paragraph 4.2.

         (h) That the Option is exercisable during the Optionee's lifetime only by the Optionee, and that the Option shall not be assignable or transferable by the Optionee except by will or distribution through intestate succession.

         (i) That neither the Optionee, nor any person to whom an Option is permitted to be transferred, shall be deemed to be the holder of, or have any rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option, pursuant to its terms, and then only after shares have been issued to the Optionee.

         (j) The time and medium of payment with respect to exercise of the Option, provided that if payment is permitted to be made by Common Stock, the stock shall be valued at its Fair Market Value as of the date the Option is exercised.



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         (k) Unless modified by the optional provisions in Paragraph 4.2, that to the extent the Employee (or other person exercising such Option) recognizes income as a result of the exercise of the Option, the subsequent sale of the Common Stock issued pursuant to exercise of the Option, or a lapse in the restrictions on the Restricted Stock issued upon exercise of the Option, then the Employee shall pay the Company or its applicable Affiliate an amount equal to the federal, state and local withholding taxes on income so recognized at the time required by law.

         (l) The treatment of the Options upon merger, reorganization, recapitalization, exchange of shares, change in corporate structure, liquidation, stock dividend and similar events.

         4.2 Optional Provisions. Incentive Stock Option Agreements may contain such other provisions not inconsistent with the Plan and Section 422 of the Code as the Committee, in its discretion, deems advisable. Without limiting the foregoing, the Committee may consider inclusion of the following terms:

         (a) That upon termination of Employee's employment with the Company or its Affiliates other than as a result of death or disability, the Option may be exercised for an additional period of time specified by the Committee but not exceeding ninety (90) days.

         (b) That upon termination of Employee's employment with the Company or its Affiliates as a result of death, the Option may be exercised for an additional period of time specified by the Committee but not exceeding one (1) year.

         (c) That upon termination of Employee's employment with the Company or its Affiliates as a result of disability (within the meaning of Section 22(e)(3) of the Code and as defined in the Incentive Stock Option Agreement), the Option may be exercised for an additional period of time specified by the Committee but not exceeding one (1) year.

         (d) That the Optionee be prohibited from transferring any share of stock issued upon exercise of an Option within two (2) years from the date of the granting of the Option or within one (1) year after the transfer of such share to the Optionee.

         (e) That the total number of shares of stock subject to an Option shall be allotted in periodic installments (which may, but need not, be equal) and that from time to time during each of such installment periods, the Option shall become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allocated to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate.

         (f) The circumstances under which all or any portion of any Option granted and not yet vested may or shall have the vesting schedule accelerated or terminated.

         (g) The circumstances under which all or any portion of any Option previously granted and unexercised may or shall be terminated.



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         (h) That the shares to be received upon exercise shall be Restricted
Stock and that no exercise of an Option shall be effective until a Restricted Stock Agreement has been executed with respect to such shares.

         (i) That in the event an Employee accepting a grant of Options under this Plan incurs federal, state or local income, employment or other withholding taxes applicable to the income recognized by such Employee and attributable to the Common Stock issued upon exercise of the Option, the subsequent sale of the Common Stock issued pursuant to exercise of the Option, or a lapse in the restrictions on the Restricted Stock issued upon exercise of the Option, then at the time as may be required by law, the Company or its applicable Affiliate may provide for payment of the taxes on behalf of the Employee (or other person exercising such Option) pursuant to one or any combination of the following: (i) by an advance on behalf of Employee by the Company or such Affiliate pursuant to a repayment schedule satisfactory to the Company or such Affiliate; or (ii) by withholding from the Employee's salary, commissions or other compensation; or
(iii) by payment in whole or in part by the Company or such Affiliate.

         (j) If the Company is a Reporting Company, a term providing that any Common Stock acquired upon exercise of the Option may only be sold or otherwise transferred in accordance with Rule 16b-3 under the Exchange Act.

         4.3 Prohibited Provision. No Incentive Stock Option Agreement shall impose an obligation upon the Optionee to exercise an Option.


                                    ARTICLE V

                           Non-Statutory Stock Options

         Non-Statutory Stock Options granted pursuant to this Article are not intended to constitute "incentive stock options" under Section 422 of the Code. The Non-Statutory Stock Option Agreement shall contain terms and provisions determined by the Committee and consistent with this Plan. The Committee from time to time may grant Non-Statutory Stock Options to Participants under this Plan, which grants shall be evidenced by Non-Statutory Stock Option Agreements.

         5.1 Mandatory Provisions. The Non-Statutory Stock Option Agreements need not be identical, but each such Non-Statutory Stock Option Agreement, by appropriate language, shall include the substance of all the following terms:

         (a) The number of shares to which it pertains.

         (b) A minimum number of the shares that may be purchased upon each partial exercise of an Option.

         (c) The option exercise price, which price shall be set by the Committee.



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         (d) The date the Option is granted, which shall be the date selected by the Committee as of which date the Committee allots a specific number of shares of Common Stock to a Participant pursuant to the Plan.

         (e) The time after which the Option expires.

         (f) Whether and upon what terms the Option is transferable.

         (g) That neither an Optionee, nor any person to whom an Option is permitted to be transferred, shall be deemed to be the holder of, or have any rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option, pursuant to its terms, and then only after shares have been issued to the Optionee.

         (h) The time and medium of payment with respect to exercise of the Option, provided that if payment is permitted to be made by Common Stock, the stock shall be valued at its Fair Market Value as of the date the Option is exercised.

         (i) Unless modified by the optional provisions in Paragraph 5.2, that to the extent the Participant (or other person exercising such Option) recognizes income as a result of the exercise of the Option, the subsequent sale of the Common Stock issued pursuant to exercise of the Option, or a lapse in the restrictions on the Restricted Stock issued upon exercise of the Option, then the Participant shall pay the Company or its applicable Affiliate an amount equal to the federal, state and local withholding taxes on income so recognized at the time required by law.

         (j) Terms indicating treatment of the Options upon merger, reorganization, recapitalization, exchange of shares, change in corporate structure, liquidation, stock dividend and similar events.

         5.2 Optional Provisions. Non-Statutory Stock Option Agreements may contain such other provisions not inconsistent with the Plan as the Committee, in its discretion, shall deem advisable. Without limiting the foregoing, the Committee shall specifically consider inclusion of the following terms:

         (a) That the total number of shares of stock subject to an Option be allotted in periodic installments (which may, but need not, be equal) and that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allocated to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate.

         (b) The circumstances under which all or any portion of any Option previously granted and unexercised may or shall be terminated, including without limitation expiration of the Option as it may be related to termination of employment, death, disability or retirement.


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         (c) The circumstances under which all or any portion of any Option granted and not yet vested may or shall have the vesting schedule accelerated or terminated.

         (d) That the shares to be received upon exercise shall be Restricted Stock and that no exercise of an Option shall be effective until a Restricted Stock Agreement has been executed with respect to such shares.

         (e) That in the event a Participant accepting a grant of Options under this Plan incurs federal, state or local income, employment or other withholding taxes applicable to the income recognized by such Participant and attributable to the Common Stock issued upon exercise of the Option, the subsequent sale of the Common Stock issued pursuant to exercise of the Option, or a lapse of the restrictions on the Restricted Stock, then at the time as may be required by law, the Company or its applicable Affiliate may provide for payment of the taxes on behalf of the Participant (or other person exercising such Option) pursuant to one or any combination of the following: (i) by an advance on behalf of Participant by the Company or such Affiliate pursuant to a repayment schedule satisfactory to the Company or such Affiliate; or (ii) by withholding from the Participant's salary, commissions or other compensation; or (iii) by payment in whole or in part by the Company or such Affiliate.

         (f) If the Company is a Reporting Company, a term providing that the Option any Common Stock acquired upon exercise of the Option may only be sold or otherwise transferred in accordance with Rule 16b-3 under the Exchange Act.

         5.3 Prohibited Provision. No Non-Statutory Stock Option Agreement shall impose an obligation on the Optionee to exercise an Option.


                                   ARTICLE VI

                                Restricted Stock

         The Committee from time to time may award Restricted Stock to Participants under this Plan, which awards shall be evidenced by Restricted Stock Agreements. The Restricted Stock Agreements shall contain terms and provisions determined by the Committee, and consistent with this Plan.

         6.1 Mandatory Provisions. The Restricted Stock Agreements need not be identical, but each such Restricted Stock Agreement, by appropriate language, shall include the substance of all the following terms:

         (a) The number of shares of Restricted Stock to which it pertains.

         (b) The price for the issuance of the shares of Restricted Stock, which price shall be set by the Committee.

         (c) The time and medium of payment with respect for the Restricted Stock, provided that if payment is permitted to be made by Common Stock, the stock shall be valued at its Fair Market Value as of the date the payment.

         (d) The restrictions that are to be placed on the stock, which restrictions may include but need not be limited to limitations on the sale, transfer or encumbrance of the Restricted Stock, and rights of first refusal, mandatory or optional puts or calls, and forfeiture upon the occurrence of certain events.

         (e) The time, if any, when the restrictions terminate or lapse.

         (f) Unless modified by the optional provisions in Paragraph 6.2, that to the extent the Participant recognizes income attributable to the receipt of the Restricted Stock or upon subsequent lapse of the restrictions on the Restricted Stock, then at the time as may be required by law, the Participant shall pay the Company or its applicable Affiliate an amount equal to the federal, state and local withholding taxes on income so recognized at the time required by law.

         (g) That if any change is made in the Common Stock by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, split up, combination of shares, exchange of shares, change in corporate structure, or otherwise, any shares received by a Participant with respect to Restricted Stock shall be subject to the same restrictions applicable to such Restricted Stock.

         6.2 Optional Provisions. The Restricted Stock Agreement may contain such other provisions not inconsistent with the Plan as the Committee in its discretion shall deem advisable. Without limiting the foregoing, the Committee shall specifically consider inclusion of the following terms:

         (a) The circumstances under which the time at which any or all of the restrictions lapse may be accelerated.

         (b) That the Participant receiving the Restricted Stock must file an election under Section 83(b) of the Code and pay the applicable taxes due upon such filing.

         (c) That in the event a Participant accepting Restricted Stock under this Plan incurs federal, state or local income, employment or other withholding taxes applicable to the income recognized by such Participant and attributable to the receipt of the Restricted Stock or upon subsequent lapse of the restrictions on the Restricted Stock, then at the time as may be required by law, the Company or its applicable Affiliate may provide for payment of the taxes on behalf of the Participant pursuant to one or any combination of the following: (i) by an advance on behalf of Participant by the Company or such Affiliate pursuant to a repayment schedule satisfactory to the Company or such Affiliate; or (ii) by withholding from the Participant's salary, commissions or other compensation; or (iii) by payment in whole or in part by the Company or such Affiliate.

                                   ARTICLE VII

                            Miscellaneous Provisions

         7.1 Right to Terminate Employment. Nothing in this Plan shall confer upon any Participant the right to be employed by the Company, or, if already employed, to continue in the employment of the Company or of any Affiliate or affect any right which the Company or any Affiliate may have to terminate the employment of such Participant.

         7.2 Securities Laws. Each Benefit awarded under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject to the Plan upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any governmental authority, or
(iii) an agreement by the recipient of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such Benefit or the issue or purchase of shares of Common Stock thereunder, the award of such Benefit may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite authority shall not have been obtained.

         7.3 Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority in order to issue such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

         7.4 Indemnification of Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Benefit granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties, provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall have offered the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

         7.5 Amendment, Modification, Suspension or Discontinuance of the Plan. The Board, without stockholder approval, may from time to time alter, amend, suspend or terminate this Plan for the purpose of improving the effectiveness of the Plan as an incentive device, or conforming the Plan to applicable governmental regulations or to any change in applicable law or regulations, or any other purpose permitted by law; provided, however, that no such action by the Board shall adversely affect any Benefit theretofore granted under the Plan without the consent of the holder so affected; provided further, however, that the Board may not increase the number of shares of Common Stock authorized under Paragraph 3.3 of this Plan or change the employees or class of employees eligible to participate in the Plan without the approval of the stockholders of the Company; and provided further, however, that the Board shall submit any amendments to the stockholders of the Company for approval to the extent necessary to maintain compliance with the requirements of Rule 16b-3 under the Exchange Act, Section 422 of the Code for Incentive Stock Options, and Section 162(m) of the Code for awards made under that section.

         7.6 Use of Proceeds. Proceeds from the sale of stock pursuant to Options or from the sale of Restricted Stock shall constitute general funds of the Company.

         7.7 Governing Law. This Plan and all rights and obligations hereunder shall be construed in accordance with and governed by the internal laws of the State of Delaware.

         7.8 Designation. This Plan may be referred to in other documents and instruments as the "Molichem Medicines, Inc. 2001 Stock Award Plan".



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